                                  SCHEDULE 14C
                                 (RULE 14C-101)

                INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

      INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Check the appropriate box:

/ / Preliminary Information Statement    / / Confidential,
                                             for use of the Commission only
/X/ Definitive Information Statement         (as permitted by Rule 14c-5(d)(2)).

                             IOS BRANDS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

     /X/ No Fee required

     / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                             IOS BRANDS CORPORATION
                              3113 WOODCREEK DRIVE
                         DOWNERS GROVE, ILLINOIS 60515

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, NOVEMBER 13, 2001

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The Annual Meeting of the Stockholders (the "Meeting") of IOS BRANDS Corporation (the "Company") will be held at the Company's headquarters, 3113 Woodcreek Drive, Downers Grove, Illinois 60515, on Tuesday, November 13, 2001 at 10:00 a.m., local time, for the following purposes:

          1. To elect a board of five directors to serve until the next Meeting or until their successors are duly elected and qualified;

          2. To ratify the appointment of KPMG LLP as independent auditors for the Company's fiscal year ending June 30, 2002; and

          3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on September 24, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting.

     Each stockholder is entitled to one vote for each share of Class A Common Stock, par value $.01 per share, held by him or her at the close of business on the Record Date. All stockholders are encouraged to attend the Meeting.

                                      By Order of the Board of Directors,

                                      /s/ Jon R. Burney
                                      Jon R. Burney
                                      Secretary

Downers Grove, Illinois
October 12, 2001

                             IOS BRANDS CORPORATION
                              3113 Woodcreek Drive
                         Downers Grove, Illinois 60515

                           -------------------------

                             INFORMATION STATEMENT
                                      FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, NOVEMBER 13, 2001

INTRODUCTION

     This information statement is furnished by the Board of Directors of IOS BRANDS Corporation, a Delaware corporation ("IOS BRANDS" or the "Company"), in connection with the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Company's headquarters, 3113 Woodcreek Drive, Downers Grove, Illinois 60515, on Tuesday, November 13, 2001, at 10:00 a.m., local time, for the purposes set forth in the notice of the Meeting. As of the date of this information statement, the Board of Directors has no knowledge of any other business to come before the Meeting.

     Only holders of record of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), at the close of business on September 24, 2001 (the "Record Date"), are entitled to notice of, and to vote at the Meeting. As of the close of business on the Record Date, there were 12,377,388 shares of Class A Common Stock outstanding, each of which is entitled to one vote on each matter to be acted upon at the meeting.

     All stockholders are encouraged to attend the Meeting and vote his or her shares in person as the Company is not providing proxies herewith or soliciting any proxies. The holders of a majority of the shares of Class A Common Stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum at the Meeting.

     The notice of the Meeting and this information statement are first being mailed to stockholders on or about October 12, 2001 for the purposes set forth in the notice of the Meeting. A copy of the Company's Annual Report on Form 10-K for the year ended June 30, 2001 is being mailed to all stockholders with this information statement. The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 contains information required by Rule 14a-3 under the Securities and Exchange Act of 1934 (the "Exchange Act").

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board of Directors of the Company (the "Board" or "Board of Directors") presently consists of five directors. Each director holds office for a term ending on the date of the first annual meeting following the annual meeting at which the director was elected or until their successors have been duly elected and qualified.

     At the Meeting, all stockholders will elect a board consisting of five directors. Each nominee currently serves as a director of the Company. The election of directors requires the affirmative vote of at least a plurality of shares of Class A Common Stock present or represented at a meeting at which a quorum (a majority of the outstanding shares of Class A Common Stock entitled to vote) is present or represented. For purposes of the election of directors, assuming a quorum is present, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote.

NOMINEES FOR ELECTION AS DIRECTOR

     The name, age, year such nominee was first elected a director, current principal position(s) and office(s), if any, with the Company, of each nominee for election as director is as follows:

                                                              YEAR FIRST    CURRENT PRINCIPAL POSITION(S) AND
                       NAME                            AGE     ELECTED         OFFICE(S) WITH THE COMPANY
                       ----                            ---    ----------    ---------------------------------
Robert L. Norton...................................    54        1999       Chairman of the Board
Habib Y. Gorgi.....................................    45        1997       Director
Stephen G. Pagliuca................................    46        2000       Director
Richard C. Perry...................................    46        1994       Director
William J. Vernon..................................    44        2001       Director

ROBERT L. NORTON

Chairman of the Board of Directors

     Mr. Norton is the Chairman of the Board of Directors, Chief Executive Officer and President of the Company. Mr. Norton has served as Chairman of the Board of the Company since June 2000, as Chief Executive Officer since October 2000 and President and a director of the Company since January 1999. Mr. Norton also serves as the Chairman of the Board, Chief Executive Officer and President of Florists' Transworld Delivery, Inc., a Michigan corporation and wholly owned subsidiary of the Company ("FTDI" or the "Operating Company"). Mr. Norton joined the Operating Company in October 1996 as General Manager, became President, Chief Executive Officer and a director in January 1997 and was elected Chairman of the Board of the Operating Company in June 2000. He has also served as a director of FTD.COM INC., a Delaware corporation and the Company's indirect subsidiary ("FTD.COM"), since July 2001. From March 1993 until May 1996, Mr. Norton was Vice Chairman and Chief Financial Officer of JoAnn Stores, Inc. ("JoAnn Stores"), a retail chain of fabric and craft stores. Mr. Norton received a B.S. from Cleveland State University in 1973.

     In February 2000, Mr. Norton consented to the entry of a Securities and Exchange Commission ("SEC") administrative cease and desist order resolving certain allegations involving the financial statements of his predecessor employer, JoAnn Stores. Mr. Norton, without admitting or denying the allegations, consented to the entry of an order finding that he violated or caused violations of certain federal securities laws by signing and approving JoAnn Stores' Annual Report on Form 10-K for the fiscal year ended February 1, 1992, Form S-3 Registration Statement relating to a March 1992 public debt offering and Forms 10-Q for the first three quarters of fiscal 1993.

HABIB Y. GORGI

Director

     Mr. Gorgi has served as director of the Company since January 1997. Mr. Gorgi also serves as a director of the Operating Company and FTD.COM. Mr. Gorgi has been a Managing Director of Navis Partners, LLC ("Navis") since its inception in June 2000. Navis is a private equity firm with an investment focus in business and healthcare services, manufacturing, media and telecommunications. Prior to joining, Mr. Gorgi was President of Fleet Equity Partners, the predecessor to Navis, for more than five years. Mr. Gorgi is also a director of several privately-held companies. Mr. Gorgi received an A.B. from Brown University in 1978 and an M.B.A. from Columbia University in 1983.

STEPHEN G. PAGLIUCA

Director

     Mr. Pagliuca has served as a director of the Company since January 2000. Mr. Pagliuca also serves as a director of the Operating Company. Mr. Pagliuca has been a Managing Director of Bain Capital, Inc. ("Bain Capital") since 1989. Mr. Pagliuca is also a director of Gartner Group, Dynamic Details, DexterUs, Dade

International, The Corporate Executive Board, Wesley Jessen Visioncare and The Massachusetts Society for Prevention of Cruelty to Children. He is also a Co-Chairperson of the Inner-City Scholarship Fund. Mr. Pagliuca received a B.A. from Duke University in 1977 and an M.B.A. from Harvard Business School in 1982.

RICHARD C. PERRY

Director

     Mr. Perry has served as a director of the Company and the Operating Company since December 1994. Mr. Perry has also served as the Chairman of the Board of Directors of FTD.COM since May 1999. Mr. Perry is the President and Managing Member of Perry Capital LLC, founded in 1998, and the President of Perry Corp., both of which are private money management firms. Mr. Perry founded Perry Corp. in 1988. Mr. Perry is also a director of Radio & Records, Inc. and a trustee of the Allen Stevenson School and the National Advisory Board of Facing History and Ourselves. Mr. Perry received a B.S. from the Wharton School of the University of Pennsylvania in 1977 and an M.B.A. from New York University's Stern School of Business in 1980. Mr. Perry has also served as an Adjunct Associate Professor at New York University's Stern School of Business.

WILLIAM J. VERNON

Director

     Mr. Vernon has served as a director of the Company since April 2001. Mr. Vernon also serves as a director of the Operating Company and FTD.COM. Mr. Vernon is a Managing Director and the Chief Financial Officer of Perry Capital LLC and Perry Corp., which he joined in January 1995. Prior to 1995, Mr. Vernon was a partner of Coopers & Lybrand, now part of PricewaterhouseCoopers, where he served financial services clients. Mr. Vernon previously served as the treasurer of a small broker-dealer firm specializing in merger and convertible securities arbitrage. He is also a director of Radio & Records, Inc. Mr. Vernon received an M.S. in accounting at the Stern School of Business at New York University in 1980, and a B.A. in mathematics and economics at Colgate University in 1979. Mr. Vernon is a Certified Public Accountant and a member of both the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Committees. The Company has standing Audit Review and Compensation Committees. The Company does not have a Nominating Committee.

     Audit Review Committee. The Audit Review Committee of the Board of Directors currently consists of William J. Vernon, Habib Y. Gorgi and Richard C. Perry. The Audit Review Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent auditors, the scope of the annual audits, fees to be paid to the independent auditors, the performance of the Company's independent auditors and the accounting practices of the Company.

     Compensation Committee. The Compensation Committee of the Board of Directors currently consists of Habib Y. Gorgi, Richard C. Perry and William J. Vernon. The Compensation Committee determines the salaries and incentive compensation of the officers of the Company and provides recommendations for the salaries and incentive compensation of the other employees and consultants of the Company.

     Meetings. During the fiscal year ended June 30, 2001, the Board of Directors met three times and acted by unanimous written consent on one additional occasion. In addition, the Audit Review Committee met four times and acted by unanimous written consent on one occasion. The Compensation Committee met three times and acted by unanimous written consent on one occasion. During fiscal 2001, all directors attended at least 75% of the meetings of the Board of Directors and the committees of which they were members.

COMPENSATION OF DIRECTORS

     Each non-employee director who is not affiliated with any of the Principal Stockholders (as defined under the heading "Transactions with Management and Others-Management Consulting Services Agreement") receives $1,000 for attending (in person or by telephone) each meeting of the Board of Directors and each meeting of any committee held on any day when the entire Board of Directors does not meet. Directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with their attendance at Board of Directors and committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Richard C. Perry, Habib Y. Gorgi and William J. Vernon. With the exception of Mr. Norton, who serves on the Board of Directors of the Operating Company, no executive officer of the Company serves, or served during the last fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee. The Company is a party to various agreements with FTDI, and certain parties have rights to designate members of the Board of Directors. See the information set forth herein under the caption "Transactions with Management and Others".

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this information statement, in whole or in part, the following report and the performance graph that follows shall not be deemed to be incorporated by reference into any such filings.

     The Compensation Committee currently consists of Richard C. Perry, Habib Y. Gorgi and William J. Vernon. The Compensation Committee reviews and approves of compensation and terms of employment for all officers of the Company and its subsidiaries. The Company's executive compensation is intended to attract high-caliber executives at the Company and Operating Company levels and to reward, retain and motivate management based on corporate and individual annual and long-term business performance. The primary component of compensation is base salary; however, approximately 47 key employees of the Company and the Operating Company are covered by the Key Management Incentive Plan (the "KMIP"), which provides bonuses in the event that (i) the Company achieves one or more targets based on the Company's EBITDA (earnings before interest, taxes, depreciation and amortization) and sales and (ii) the individual achieves specified goals. The Company also awards stock options to its officers and other employees pursuant to the Company's 1994 Stock Award and Incentive Plan, as amended (the "Option Plan"). Such awards are designed to provide incentives to participating officers and key employees that are linked directly to increases in stockholder value and that will therefore inure to the benefit of all stockholders of the Company. The Compensation Committee believes that the Company's executive compensation arrangements are reasonable in light of the Company's needs, competitive compensation levels, the Company's retention goals and management motivation. In determining salary and other compensation levels for executive officers, primary consideration is given to each executive officer's level of responsibility and individual performance.

     At the beginning of the Company's fiscal year, the Compensation Committee reviews the Company's near and long-term strategies and objectives with the Company's President and Chief Executive Officer. This review forms the basis for adopting or modifying the corporate annual EBITDA and sales plan goals recommended by the Company's President and Chief Executive Officer. Based on this review, the Compensation Committee establishes the Company's total compensation structure for the year, including the elements and level of compensation opportunities and the variable portion of "at risk" pay for performance and equity participation. The Compensation Committee considers, among other matters, marketplace pay levels and practices, as well as the Company's need to continue to attract, retain and motivate employees. The Company's President and Chief Executive Officer reviews this compensation structure with the Compensation Committee and asks it to ratify base salary amounts and bonuses for officer-level employees, including the Company's executive officers.

     At fiscal year-end, the Compensation Committee, in consultation with the President and Chief Executive Officer, assesses results achieved and strategic progress relative to previously approved goals, taking into consideration prevailing economic and business conditions and opportunities, performance by comparable organizations' president and chief executive officers, and stockholder value. No particular weight is assigned by the Compensation Committee to any particular factor. Based on this assessment, the Compensation Committee reviews and considers a fiscal year-end compensation structure that is proposed by the President and Chief Executive Officer.

     Chief Executive Officer Compensation. Mr. Norton, President and Chief Executive Officer of the Company and the Operating Company, received a base salary of $436,538 in fiscal 2001 and received a bonus of $436,540 in fiscal 2001. The amount of Mr. Norton's base salary was computed based upon the letter agreements entered into between Mr. Norton and the Company dated October 17, 1996 and June 6, 1997 and Mr. Norton's current letter agreement, which is described in detail under the heading "Transactions with Management and Others-Norton Employment Arrangement." Determination of whether or not Mr. Norton received a bonus in fiscal 2001 was based upon the performance criteria established by the Compensation Committee. The Compensation Committee believes that Mr. Norton's compensation is competitive with that of chief executive officers of comparable companies and deems such compensation to be fair and appropriate.
                         Submitted by:
                         Richard C. Perry, Compensation Committee Chairman Habib Y. Gorgi, Compensation Committee Member
                         William J. Vernon, Compensation Committee Member

PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total return on the Class A Common Stock with that of the Standard & Poor's MidCap 400 Stock Index and the index for the standard industrial classification code, Business Services, at August 23, 1996 and each fiscal year-end subsequent to August 23, 1996. The graph assumes a $100 investment.

                        COMPARE CUMULATIVE TOTAL RETURN
                          AMONG IOS BRANDS CORPORATION
                      S&P MID-CAP INDEX AND SIC CODE INDEX
                    ASSUMES $100 INVESTED ON AUGUST 23, 1996
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JUNE 30, 2001

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
        MEASUREMENT PERIOD         IOS BRANDS        SIC CODE
       (FISCAL YEAR COVERED)       CORPORATION(1)     INDEX      S&P MID-CAP
--------------------------------------------------------------------------------
               1996                  100.00           100.00      100.00
--------------------------------------------------------------------------------
               1997                  206.67            98.01      125.06
--------------------------------------------------------------------------------
               1998                  280.00            92.95      159.02
--------------------------------------------------------------------------------
               1999                  280.00            85.91      179.03
--------------------------------------------------------------------------------
               2000                  426.67            71.13      209.42
--------------------------------------------------------------------------------
               2001                  426.67            33.25      228.00
--------------------------------------------------------------------------------

-------------------------
(1) Because no established public trading market exists for the Class A Common Stock, values were based on assumed stock prices of $3.75, $7.75, $10.50, $10.50, $16.00 and $16.00 per share at August 23, 1996, June 30, 1997, June
    30, 1998, June 30, 1999, June 30, 2000 and June 30, 2001, respectively. The foregoing prices were used by the Company for purposes of granting stock options to employees under the Option Plan. There can be no assurance that such prices per share represent the actual fair market value of a share of Class A Common Stock.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides information relating to compensation for the fiscal years ended June 30, 1999, 2000 and 2001 for the Company's chief executive officer and the other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

                                                                                        LONG TERM
                                                                                   COMPENSATION AWARDS
                                                  ANNUAL COMPENSATION(1)       ---------------------------
                                              ------------------------------    RESTRICTED     SECURITIES
                                                         SALARY      BONUS         STOCK       UNDERLYING       ALL OTHER
        NAME AND PRINCIPAL POSITION           YEAR         ($)        ($)      AWARDS ($)(2)   OPTIONS (#)   COMPENSATION ($)
        ---------------------------           ----       ------      -----     -------------   -----------   ----------------
Robert L. Norton............................  2001       436,538    436,540             --            --           4,258(4)
  President and Chief Executive               2000       388,461    376,810      1,028,300(3)         --           4,314(5)
  Officer -- IOS BRANDS                       1999       341,082    490,000        525,000(3)     25,000(6)       18,884(7)
  President and Chief Executive
  Officer -- Operating Company
Francis C. Piccirillo.......................  2001       262,885    171,200             --            --           9,012(9)
  Chief Administrative Officer --             2000       200,000     97,000        293,800(8)         --           7,261(10)
  Operating Company                           1999       189,039     60,000             --        10,000(6)        6,414(11)
Timothy M. Rasmussen........................  2001       225,000    109,690             --            --           9,781(13)
  Executive Vice President --                 2000       184,616     89,540        220,350(12)    10,000(6)        7,853(14)
  Operating Company                           1999       122,910     45,000             --        10,000(6)        4,721(15)
Michael J. Soenen...........................  2001       225,000    218,750             --            --           8,068(18)
  President and Chief Executive               2000       191,923     54,509      1,868,750(16)   818,400(17)       9,221(19)
  Officer -- FTD.COM                          1999       153,846     52,500        105,000(16)    20,000(6)        6,207(20)
Jon R. Burney...............................  2001       184,039     88,650             --        10,000(6)       67,378(21)
  Secretary -- IOS BRANDS                     2000        23,221     11,260             --            --              --
  Vice President, General Counsel, and        1999(24)        --         --             --            --              --
  Secretary -- Operating Company
Randall L. Twyman...........................  2001       139,231     68,600             --        10,000(6)       29,072(22)
  Treasurer -- IOS BRANDS                     2000        76,154     22,160             --         3,000(6)        2,496(23)
  Vice President of Finance and               1999(24)        --         --             --            --              --
  Treasurer -- Operating Company

-------------------------
 (1) Includes cash bonuses paid in the fiscal year following the referenced fiscal year with respect to services rendered in the prior fiscal year. See "Transactions with Management and Others -- Key Management Incentive Plan."

 (2) Because no public trading market exists for underlying securities of IOS BRANDS, restricted stock award values on the date of grant are based on assumed stock prices established by the Board of Directors. Fiscal year-end restricted stock award values were based on assumed stock prices of $10.50, $16.00 and $16.00 per share for 1999, 2000 and 2001, respectively. There can be no assurance that such prices per share represent the actual fair market value of a share. Holders of shares of the Company's or FTD.COM's restricted stock will be entitled to receive dividends if and when declared by the Board of Directors or FTD.COM, as the case may be. FTD.COM restricted stock award values were based on the last reported sale price of the FTD.COM Class A Common Stock on the NASDAQ National Market on the date of grant. The FTD.COM restricted stock value at June 30, 2001 was $7.08 per share.

 (3) As of June 30, 2001, Mr. Norton held 90,000 shares of IOS BRANDS restricted stock with an aggregate value of $1,440,000 and 350,000 shares of FTD.COM restricted stock with an aggregate value of $2,478,000. With regard to the IOS BRANDS restricted stock, 40,000 shares vest in three equal annual installments commencing on September 30, 1999 and 50,000 shares vest in three equal annual installments commencing on September 30, 2001. The FTD.COM restricted stock vests in three equal annual installments commencing on June 12, 2001. With respect to Mr. Norton, all restricted shares of

     IOS BRANDS and FTD.COM will vest in full and any restrictions relating thereto will lapse upon the occurrence of a "change in control" (as defined in Mr. Norton's employment agreement with the Company). The shares owned by Mr. Norton are subject to certain restrictions on transfer.

 (4) Represents $2,123 in flexible dollars for use in connection with the Company's benefit plans and $2,135 in matching contributions to the Company's 401(k) Retirement Savings Plan (the "Company's 401(k) Plan").

 (5) Represents $2,007 in flexible dollars for use in connection with the Company's benefit plans and $2,307 in matching contributions to the Company's 401(k) Plan.

 (6) IOS BRANDS options granted pursuant to the Option Plan to Messrs. Norton, Piccirillo, Rasmussen, Soenen, Burney and Twyman will vest to the extent of one-fifth of the shares covered thereby on each of the first five anniversaries of: (a) February 1, 1999 with respect to 25,000 options granted to Mr. Norton in fiscal 1999; (b) August 1, 1998 with respect to 10,000 options granted to Mr. Piccirillo in fiscal 1999; (c) October 5, 1998 with respect to 10,000 options granted to Mr. Rasmussen in fiscal 1999, and September 30, 1999 with respect to 10,000 options granted to Mr. Rasmussen in fiscal 2000; (d) August 1, 1998 with respect to 20,000 options granted to Mr. Soenen in fiscal 1999; (e) October 4, 2000 with respect to 10,000 options granted to Mr. Burney in fiscal 2001; and (f) September 30, 1999 with respect to 3,000 options granted to Mr. Twyman in fiscal 2000, and October 4, 2000 with respect to 10,000 options granted to Mr. Twyman in fiscal 2001.

 (7) Represents $14,987 in compensation for miscellaneous reimbursed expenses, $1,878 in flexible dollars for use in connection with the Company's benefit plans and $2,019 in matching contributions to the Company's 401(k) Plan.

 (8) As of June 30, 2001, Mr. Piccirillo held 20,000 shares of IOS BRANDS restricted stock with an aggregate value of $320,000 and 100,000 shares of FTD.COM restricted stock with an aggregate value of $708,000. The 20,000 shares of IOS BRANDS restricted stock vests in three equal annual installments commencing on July 1, 2000. The 100,000 shares of FTD.COM restricted stock vests in three equal annual installments commencing on June 12, 2001. In addition, 75% of Mr. Piccirillo's forfeitable restricted shares of FTD.COM restricted stock will become nonforfeitable upon a "change in control" (as defined in the FTD.COM 1999 Equity Incentive Plan (the "FTD.COM Plan")) if the change in control occurs prior to June 12, 2002 and 100% of any forfeitable restricted shares will become nonforfeitable if the change in control occurs after June 12, 2002 and prior to June 12, 2003. The shares owned by Mr. Piccirillo are subject to certain restrictions on transfer.

 (9) Represents $2,348 in flexible dollars for use in connection with the Company's benefit plans and $6,664 in matching contributions to the Company's 401(k) Plan.

(10) Represents $2,209 in flexible dollars for use in connection with the Company's benefit plans and $5,052 in matching contributions to the Company's 401(k) Plan.

(11) Represents $1,972 in flexible dollars for use in connection with the Company's benefit plans and $4,442 in matching contributions to the Company's 401(k) Plan.

(12) As of June 30, 2001, Mr. Rasmussen held 75,000 shares of FTD.COM restricted stock with an aggregate value of $531,000. These restricted shares vest in three equal annual installments commencing on June 12, 2001. In addition, 75% of Mr. Rasmussen's forfeitable restricted shares of FTD.COM restricted stock will become nonforfeitable upon a "change in control" (as defined in the FTD.COM Plan) if the change in control occurs prior to June 12, 2002 and 100% of any forfeitable restricted shares will become nonforfeitable if the change in control occurs after June 12, 2002 and prior to June 12, 2003. The shares owned by Mr. Rasmussen are subject to certain restrictions on transfer.

(13) Represents $2,348 in flexible dollars for use in connection with the Company's benefit plans and $7,433 in matching contributions to the Company's 401(k) Plan.

(14) Represents $3,509 in compensation for moving expenses, $2,152 in flexible dollars for use in connection with the Company's benefit plans and $2,192 in matching contributions to the Company's 401(k) Plan.

(15) Represents $3,938 in compensation for moving expenses and $783 in flexible dollars for use in connection with the Company's benefit plans.

(16) As of June 30, 2001, Mr. Soenen held 10,000 shares of IOS BRANDS restricted stock with an aggregate value of $160,000 and 650,000 shares of FTD.COM restricted stock with an aggregate value of $4,602,000. The 10,000 shares of IOS BRANDS restricted stock will vest in three equal annual installments commencing September 30, 2001. The 650,000 shares of FTD.COM restricted stock will vest in three equal annual installments commencing May 17, 2001. With respect to Mr. Soenen, all restricted shares of IOS BRANDS and FTD.COM will vest in full and become immediately exercisable and any restrictions relating thereto will lapse upon the occurrence of a "change in control" (as defined in Mr. Soenen's employment agreement with FTD.COM). The shares owned by Mr. Soenen are subject to certain restrictions on transfer.

(17) Effective October 4, 1999, Mr. Soenen received stock options to purchase 409,200 shares of FTD.COM Class A Common Stock at an exercise price of $8.00 per share and 409,200 shares of FTD.COM Class A Common Stock at an exercise price of $16.00 per share. These options would have vested (a) to the extent of one-fourth of the shares covered thereby on each of the first four anniversaries of February 15, 1999, (b) upon a Change in Control (as defined in the FTD.COM Plan), or (c) upon Mr. Soenen's death or disability. These options were canceled effective as of May 17, 2000 in connection with the grant of restricted stock of FTD.COM described in note (16) above.

(18) Represents $2,019 in flexible dollars for use in connection with the Company's benefit plans and $6,049 in matching contributions to the Company's 401(k) Plan.

(19) Represents $1,888 in flexible dollars for use in connection with the Company's benefit plans and $7,333 in matching contributions to the Company's 401(k) Plan.

(20) Represents $1,592 in compensation in flexible dollars for use in connection with the Company's benefit plans and $4,615 in matching contributions to the Company's 401(k) Plan.

(21) Represents $63,740 in compensation for moving expenses, $2,155 in flexible dollars for use in connection with the Company's benefits plan and $1,483 in matching contributions to the Company's 401(k) Plan.

(22) Represents $24,442 in compensation for moving expenses, $1,854 in flexible dollars for use in connection with the Company's benefits plan and $2,776 in matching contributions to the Company's 401(k) Plan.

(23) Represents $1,737 in compensation for Cobra expenses and $759 in flexible dollars for use in connection with the Company's benefit plans.

(24) Mr. Burney became an employee of the Company on March 30, 2000; therefore, no information is presented for the fiscal year ended June 30, 1999. Mr. Twyman became an employee of the Company on November 1, 1999; therefore, no information is presented for fiscal year ended June 30, 1999.

STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information regarding stock options granted to the Named Executive Officers during the fiscal year ended June 30, 2001. Options are exercisable to purchase shares of Class A Common Stock. No SARs were granted by the Company in fiscal 2001.

                                                                                                POTENTIAL REALIZABLE
                                                       PERCENT OF                                 VALUE AT ASSUMED
                                                         TOTAL                                     ANNUAL RATES OF
                                      NUMBER OF       OPTIONS/SARS                                   STOCK PRICE
                                     SECURITIES        GRANTED TO    EXERCISE OR                  APPRECIATION FOR
                                     UNDERLYING       EMPLOYEES IN   BASE PRICE                    OPTION TERM (4)
                                    OPTIONS/SARS      FISCAL YEAR    (PER SHARE)   EXPIRATION   ---------------------
              NAME                GRANTED (#)(1)(2)      (%)(3)          ($)          DATE         5%          10%
              ----                -----------------   ------------   -----------   ----------      --          ---
Jon R. Burney...................       10,000             9.78          16.00       10/04/10     100,623     254,999
Randall L. Twyman...............       10,000             9.78          16.00       10/04/10     100,623     254,999

-------------------------
(1) Options granted under the Option Plan.

(2) IOS BRANDS options granted to Mr. Burney and Mr. Twyman will vest in five equal installments beginning on October 4, 2001, and thereafter on each October 4 for the years 2002, 2003, 2004 and 2005.

(3) The total options granted in fiscal year 2001 were 102,300.

(4) Based on a ten-year option term and annual compounding, the 5% and 10% calculations are set forth in compliance with SEC rules. The appreciation calculations are not necessarily indicative of future values of stock options or of the Class A Common Stock.

AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION/SAR VALUES

     The following table sets forth the aggregate value of unexercised options held by each of the Named Executive Officers at June 30, 2001.

                        FISCAL YEAR-END OPTION VALUES(1)

                                                      NUMBER OF SECURITIES
                                                           UNDERLYING                 VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                                        FISCAL YEAR-END                 FISCAL YEAR-END
                                                  ----------------------------    ----------------------------
                     NAME                         EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                     ----                         -----------    -------------    -----------    -------------
Robert L. Norton..............................      230,000         15,000        $1,875,000       $ 82,500
Francis C. Piccirillo.........................       64,000         26,000           299,500        125,500
Timothy M. Rasmussen..........................        6,000         14,000            22,000         33,000
Michael J. Soenen.............................       18,000         12,000           126,500         66,000
Jon R. Burney.................................           --         10,000                --             --
Randall L. Twyman.............................          600         12,400                --             --

-------------------------
(1) Because no established public trading market exists for the underlying securities of IOS BRANDS, fiscal year-end option values were based on an assumed stock price of $16.00 per share, which was determined by the Board of Directors to be the fair market value of such shares.

     None of the Named Executive Officers exercised stock options during the fiscal year ended June 30, 2001. None of the Named Executive Officers held or holds SARs.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of the Class A Common Stock and the Class B Common Stock, par value $.0005 per share (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock") as of the Record Date by:

     - each person who the Company knows beneficially owns more than 5% of the Common Stock;

     - each of the Company's directors individually;

     - each of the Named Executive Officers individually; and

     - all of the Company's Named Executive Officers and directors as a group.

     Unless otherwise indicated, to the Company's knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent the applicable law gives spouses shared authority. Each person listed below disclaims beneficial ownership of his, her or its shares, except to the extent of any pecuniary interests therein. Shares of Common Stock that an individual or group has the right to acquire within 60 days of the Record Date pursuant to the exercise of options are deemed to be outstanding for the purpose of calculating the percentage ownership of such person or group, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person listed.

                                                                 CLASS A                   CLASS B
                                                               COMMON STOCK             COMMON STOCK
                                                                 (VOTING)                (NONVOTING)
                                                          ----------------------    ---------------------
                                                            NUMBER      PERCENT      NUMBER      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER:                     OF SHARES     OF CLASS    OF SHARES    OF CLASS
-------------------------------------                     ---------     --------    ---------    --------
Perry Acquisition Partners, L.P.(1)...................     7,355,209     57.78%       370,353     16.84%
  599 Lexington Avenue
  New York, NY 10022
Bain Capital, Inc.(2).................................     2,679,616     21.05             --        --
  Two Copley Place
  Boston, MA 02116
Richard C. Perry(3)...................................     7,355,209     57.78        370,353     16.84
Robert L. Norton(4)...................................       380,000      2.98             --        --
Habib Y. Gorgi(5).....................................       563,332      4.42        698,750     31.78
Stephen G. Pagliuca...................................            --        --             --        --
William J. Vernon.....................................            --        --             --        --
Jon R. Burney(6)......................................         2,000         *             --        --
Francis C. Piccirillo(7)..............................       112,450         *             --        --
Timothy M. Rasmussen(8)...............................        10,000         *             --        --
Michael J. Soenen(9)..................................        38,666         *             --        --
Randall L. Twyman(10).................................         3,200         *             --        --
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (10
  PERSONS)(11)........................................    11,144,473     87.54%     1,069,103     48.62%

-------------------------
  * Less than 1%

 (1) Represents shares owned by Perry Acquisition Partners, L.P. ("Perry Acquisition Partners"), Perry Partners, L.P. and Perry Partners International, Inc.

 (2) Represents shares owned by a group of investment funds affiliated with Bain Capital (the "Bain Funds").

 (3) The address of Mr. Perry is 599 Lexington Avenue, New York, New York 10022. Includes shares owned by Perry Acquisition Partners, Perry Partners, L.P., and Perry Partners International, Inc. Mr. Perry has a controlling interest in Perry Investors, LLC ("Perry Investors"), the general partner of

     Perry Acquisition Partners. Accordingly, Mr. Perry may be deemed to have voting and investment power with respect to the shares held by Perry Acquisition Partners. Mr. Perry disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

 (4) The address of Mr. Norton is c/o the Company, 3113 Woodcreek Drive, Downers Grove, Illinois 60515. Includes 230,000 shares issuable upon exercise of outstanding options that are exercisable within 60 days of September 24, 2001.

 (5) The address of Mr. Gorgi is c/o Navis Partners, 50 Kennedy Place, 12th Floor, Providence, Rhode Island 02903. Includes shares owned by Fleet Growth Resources III, Inc. ("FGR III"), Fleet Equity Partners VII, L.P. ("FEP VII") and Chisholm Partners II, L.P. ("CP II") (the "Fleet Funds"). Mr. Gorgi is an attorney-in-fact for FGR III, which was granted on August 4, 2000. Mr. Gorgi is also the President and Secretary of Silverado V Corp. ("SVC V"). SVC V is a general partner of FEP VII. Mr. Gorgi is President of Silverado II Corp. ("SVC II"). SVC II is the general partner of Silverado II L.P. ("SII LP"), which is the general partner of CP II. Mr. Gorgi may be deemed to share voting and dispositive power with Robert M. Van Degna, attorney-in-fact for FGR III, the Chairman and Chief Executive Officer of SVC II and the Chairman, Chief Executive Officer and Treasurer of SVC V. Mr. Gorgi disclaims beneficial ownership of all shares that are directly owned by FGR III, FEP VII and CP II, except to the extent of his pecuniary interest therein.

 (6) The address of Mr. Burney is c/o the Company, 3113 Woodcreek Drive, Downers Grove, Illinois 60515. Includes 2,000 shares issuable upon exercise of outstanding options that are exercisable within 60 days of September 24, 2001.

 (7) The address of Mr. Piccirillo is c/o the Company, 3113 Woodcreek Drive, Downers Grove, Illinois 60515. Includes 86,000 shares issuable upon exercise of outstanding options that are exercisable within 60 days of September 24, 2001.

 (8) The address of Mr. Rasmussen is c/o the Company, 3113 Woodcreek Drive, Downers Grove, Illinois 60515. Includes 10,000 shares issuable upon exercise of outstanding options that are exercisable within 60 days of September 24, 2001.

 (9) The address of Mr. Soenen is c/o the Company, 3113 Woodcreek Drive, Downers Grove, Illinois 60515. Includes 22,000 shares issuable upon exercise of outstanding options that are exercisable within 60 days of September 24, 2001.

(10) The address of Mr. Twyman is c/o the Company, 3113 Woodcreek Drive, Downers Grove, Illinois 60515. Includes 3,200 shares issuable upon exercise of outstanding options that are exercisable within 60 days of September 24, 2001.

(11) Includes 353,200 shares issuable upon exercise of outstanding options, which are exercisable within 60 days of September 24, 2001.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Tax Sharing Agreement. The Company is a common parent of an affiliated group of companies within the meaning of Section 1504(a) of the Internal Revenue Code, which includes FTDI and FTD.COM. The Internal Revenue Code requires that the Company own at least an 80% voting and economic ownership interest in FTDI and FTD.COM to continue to include the companies in its U.S. consolidated income tax returns.

     In accordance with the terms of the amended Tax Sharing Agreement among the Company, FTDI and FTD.COM, as long as FTDI or FTD.COM is a member of the Company's affiliated group:

     - FTDI and FTD.COM will pay their proportionate share of the Company's tax liability computed as if each company were filing a separate return; and

     - the Company will refund any tax loss benefit attributable to FTDI or FTD.COM, as the case may be, if FTDI or FTD.COM, as the case may be, would have realized the benefit had it filed its own federal income tax return.

     Management Consulting Services Agreement. Parties related to each of Perry Acquisition Partners, the Bain Funds and the Fleet Funds (the "Principal Stockholders") have entered into an agreement for management consulting services (the "Management Consulting Services Agreement") with the Company pursuant to which they will make available to the Operating Company's management financial and other corporate advisory services. Subject to certain limitations contained in the Credit Agreement dated as of September 27, 2001, by and among the Operating Company, the Company and Harris Trust and Savings Bank (the "Credit Agreement"), for each fiscal year of the Operating Company, the Operating Company will pay dividends to the Company sufficient to allow the Company to pay the above affiliates an annual fee of $2.0 million (the "Annual Fee") plus reimbursement of reasonable out-of-pocket expenses. Subject to certain conditions, the Annual Fee will be shared by the Principal Stockholders thereto in proportion to their relative ownership interests in the Company. Pursuant to the Management Consulting Services Agreement, the Principal Stockholders received $2.0 million for the year ended June 30, 2001.

     Certain directors of the Company will receive indirectly a portion of the Annual Fee as a result of their ownership interest in or other relationship with the entities providing services to the Operating Company. Mr. Pagliuca, a director of the Company who is designated by the Fleet Funds, is a Managing Director of Bain Capital. Mr. Gorgi, a director of the Company who is designated by the Bain Funds, is the president of certain entities which own shares, directly or indirectly, through general partnership interests. Mr. Perry, a director of the Company designated by Perry Acquisition Partners, has an interest in Perry Investors. Assuming the relative ownership interests among the Principal Stockholders remain unchanged, parties related to each of Perry Acquisition Partners, the Bain Funds and the Fleet Funds will be entitled to 65.00%, 23.33% and 11.67%, respectively, of the fees to be paid by the Company under the Management Consulting Services Agreement. The portion of such fee each of such directors will receive, if any, is discretionary.

     Stockholders' Agreement. Pursuant to the stockholders' agreement, dated December 19, 1994, among the Company and the Principal Stockholders, as amended (the "Stockholders' Agreement"), each of the Principal Stockholders has agreed, among other things, (i) to vote its shares of Class A Common Stock in order to elect and maintain a board of directors of the Company and each of its subsidiaries (including the Operating Company) that consists of a designated number of nominees of Perry Partners and the Bain Funds and, in the case of the Operating Company, nominees as well, (ii) that certain actions taken by the Company, including (A) amending the certificate of incorporation or Bylaws of the Company, (B) entering into acquisitions of assets or stock exceeding $4.0 million or (C) effectuating any merger, consolidation or sale of the Operating Company, require the approval of two of the directors nominated by Perry Acquisition Partners and two of the directors nominated by the Bain Funds and
(iii) to certain restrictions on transferring its shares of Class A Common Stock, including grants to the other Principal Stockholders of certain rights with respect to the sale of Class A Common Stock.

     Norton Employment Arrangement. The Company and the Operating Company have entered into a letter agreement, dated April 12, 2001 (the "Norton Employment Agreement"), with Mr. Norton to serve as

Chairman of the Board, Chief Executive Officer and President of the Company and the Operating Company. The term of the Norton Employment Agreement expires on September 30, 2003. Mr. Norton's base salary under the Norton Employment Agreement is $550,000 per year, subject to merit increases in base salary as the Compensation Committee may determine, in its discretion, plus an annual performance bonus as set by the Compensation Committee based upon performance criteria set by the Compensation Committee. Mr. Norton's annual bonus is paid at the end of the first quarter of the fiscal year based upon performance criteria met as of the end of the immediately preceding fiscal year. The Norton Employment Agreement also provides for participation by Mr. Norton in all benefit programs, including life, health and disability, available to senior executives of the Operating Company.

     The Norton Employment Agreement provides that Mr. Norton shall be paid an amount equal to twenty-four months salary if his employment is terminated (other than for cause) by the Company, provided that no severance payments will be made beyond September 30, 2003 and such severance obligations are subject to Mr. Norton's best efforts to mitigate. In addition, the Norton Employment Agreement provides that, notwithstanding anything to the contrary in any other agreement to which Mr. Norton is party, any outstanding stock options or restricted stock awards granted by the Company, the Operating Company or any subsidiary of either company to Mr. Norton will vest in full and become immediately exercisable upon a "change in control", which is defined in the Norton Employment Agreement to include (a) the acquisition by any person of more than 50% of the voting stock of the Company or the Operating Company; (b) a change in a majority of the directors of the Company or the Operating Company; (c) the consummation of a reorganization, merger or consolidation or sale of all or substantially all of the assets of the Company or the Operating Company; or (d) the approval by the stockholders of the Company or the Operating Company of a complete liquidation or dissolution of the Company or the Operating Company. In addition, pursuant to the Norton Employment Agreement, Mr. Norton has entered into a separate agreement with the Operating Company that provides for (i) nondisclosure of confidential information, (ii) noncompetition and (iii) nonsolicitation of customers, suppliers and employees. Such agreement is effective for three years after Mr. Norton's employment with the Company is terminated.

     Soenen Employment Arrangement. Pursuant to an employment agreement between FTD.COM and Michael J. Soenen dated as of June 14, 2001, which replaces and supercedes his prior employment agreement dated as of May 17, 2000, Mr. Soenen has agreed to serve as an officer of FTD.COM or in a substantially similar position with any entity that acquires FTD.COM (other than the Operating Company or the Company or any of their other direct or indirect subsidiaries) through May 17, 2003 at a minimum base salary of $250,000 per year or such greater amount as determined by the Board of Directors of FTD.COM plus a performance bonus as set by the Board of Directors of FTD.COM. The agreement also provides that Mr. Soenen is entitled to four weeks of paid vacation per year, reimbursement for all reasonable and necessary travel expenses and other disbursements incurred by Mr. Soenen for or on behalf of FTD.COM and additional employment-related benefits that are made available from time to time to FTD.COM's employees who are at comparable levels to Mr. Soenen. In addition, Mr. Soenen's employment agreement provides that if (1) FTD.COM terminates Mr. Soenen's employment without cause or (2) Mr. Soenen resigns following his assignment to a position that represents a material diminution in his operating responsibilities, Mr. Soenen is entitled to receive certain termination benefits, which include (a) the continuation of his most recent base salary for one year from the effective date of any such termination and (b) any pro rata bonus to which Mr. Soenen may be entitled pursuant to the agreement.

     Employee Loans. The Operating Company has loaned $200,000 to Mr. Norton pursuant to a five-year, interest-bearing recourse note dated October 12, 1998 (the "1998 Norton Note"), with accrued interest and principal due and payable at maturity. The 1998 Norton Note bears interest at 7% per annum beginning December 1, 1998. All indebtedness evidenced by the 1998 Norton Note is secured by shares of Class A Common Stock owned by Mr. Norton. The proceeds of the loan were used by Mr. Norton to purchase a primary residence and for other relocation expenses. At June 30, 2001, $236,177 in principal and interest was outstanding under the 1998 Norton Note.

     The Operating Company has loaned $108,000 to Mr. Norton pursuant to a four-year, interest-bearing recourse note dated October 29, 1999 (the "1999 Norton Note"), with accrued interest and principal due and payable at maturity. The 1999 Norton Note bears interest at 7% per annum beginning November 1, 1999. All indebtedness evidenced by the 1999 Norton Note is secured by shares of Class A Common Stock owned by Mr. Norton. The proceeds of the loan were used by Mr. Norton to pay federal and state taxes resulting from the Restricted Stock Award Agreement dated July 1, 1997. At June 30, 2001, $120,600 in principal and interest was outstanding under the 1999 Norton Note.

     The Operating Company has loaned $94,000 to Mr. Norton pursuant to a four-year, interest-bearing recourse note dated October 30, 2000 (the "2000 Norton Note"), with accrued interest and principal due and payable at maturity. The 2000 Norton Note bears interest at 8.5% per annum beginning November 1, 2000. All indebtedness evidenced by the 2000 Norton Note is secured by shares of the Class A Common Stock owned by Mr. Norton. The proceeds of the loan were used by Mr. Norton to pay federal and state taxes resulting from the Restricted Stock Award Agreement dated July 1, 1997. At June 30, 2001, $99,328 in principal and interest was outstanding under the 2000 Norton Note.

     The Operating Company has loaned $308,000 to Mr. Norton pursuant to a four-year, interest-bearing recourse note dated June 12, 2001 (the "2001 Norton Note"), with accrued interest and principal due and payable at maturity. The 2001 Norton Note bears interest at 8.5% per annum beginning June 1, 2001. All indebtedness evidenced by the 2001 Norton Note is secured by shares of FTD.COM Class A Common Stock owned by Mr. Norton. The proceeds of the loan were used by Mr. Norton to pay federal and state taxes resulting from the Restricted Stock Award Agreement dated June 12, 2000. At June 30, 2001, $310,182 in principal and interest was outstanding under the 2001 Norton Note.

     The Operating Company has loaned $47,000 to Mr. Piccirillo, Chief Administrator Officer of the Operating Company, pursuant to a four-year, interest-bearing recourse note dated October 30, 2000 (the "2000 Piccirillo Note"), with accrued interest and principal due and payable at maturity. The 2000 Piccirillo Note bears interest at 8.5% per annum beginning November 1, 2000. All indebtedness evidenced by the 2000 Piccirillo Note is secured by shares of Class A Common Stock owned by Mr. Piccirillo. The proceeds of the loan were used by Mr. Piccirillo to pay federal and state taxes resulting from the Restricted Stock Award Agreement dated October 28, 1997. At June 30, 2001, $49,663 in principal and interest were outstanding under the 2000 Piccirillo Note.

     The Operating Company has loaned $88,000 to Mr. Piccirillo pursuant to a four-year, interest-bearing recourse note dated June 12, 2001 (the "2001 Piccirillo Note"), with accrued interest and principal due and payable at maturity. The 2001 Piccirillo Note bears interest at 8.5% per annum beginning June 1, 2001. All indebtedness evidenced by the 2001 Piccirillo Note is secured by shares of FTD.COM Class A Common Stock owned by Mr. Piccirillo. The proceeds of the loan were used by Mr. Piccirillo to pay federal and state taxes resulting from the Restricted Stock Award Agreement dated June 12, 2000. At June 30, 2001, $88,623 in principal and interest was outstanding under the 2001 Norton Note.

     The Operating Company has loaned $66,000 to Mr. Rasmussen, Executive Vice President of the Operating Company, pursuant to a four-year, interest-bearing recourse note dated June 12, 2001 (the "2001 Rasmussen Note"), with accrued interest and principal due and payable at maturity. The 2001 Rasmussen Note bears interest at 8.5% per annum beginning June 1, 2001. All indebtedness evidenced by the 2001 Rasmussen Note is secured by shares of FTD.COM Class A Common Stock owned by Mr. Rasmussen. The proceeds of the loan were used by Mr. Rasmussen to pay federal and state taxes resulting from the Restricted Stock Award Agreement dated June 12, 2000. At June 30, 2001, $66,468 in principal and interest were outstanding under the 2001 Rasmussen Note.

     The Operating Company has loaned $100,000 to Mr. Soenen pursuant to a five-year, interest-bearing recourse note dated August 22, 2000 (the "2000 Soenen Note"), with accrued interest and principal due and payable at maturity. The 2000 Soenen Note bears interest at 8.5% per annum beginning September 1, 2000. All indebtedness evidenced by the 2000 Soenen Note is secured by shares of Class A Common Stock owned by Mr. Soenen. The proceeds of the loan were used by Mr. Soenen for personal investment purposes. At June 30, 2001, $107,080 in principal and interest were outstanding under the 2000 Soenen Note.

     Severance Arrangements. Pursuant to the Company's severance policy, the executive officers of the Company (other than Mr. Norton) will be paid an amount equal to 12 months salary if any executive officer's employment is terminated (other than for cause) by the Operating Company (subject to the executive officer's obligation to mitigate).

     Key Management Incentive Plan. Messrs. Piccirillo, Rasmussen, Soenen and Twyman are participants in the KMIP, which covers approximately 47 key employees of the Company and provides bonuses in the event that (i) the Company achieves one or more targets based on the Company's EBITDA (earnings before interest, taxes, depreciation and amortization) and (ii) the individual achieves specified goals.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and more than ten percent stockholders of the outstanding Class A Common Stock (collectively, "Reporting Persons") to file an initial report of ownership (Form 3) and reports of changes of ownership (Forms 4 and 5) of Class A Common Stock with the SEC. These persons are required to furnish the Company with copies of all Section 16(a) reports that they file.

     To the Company's knowledge, based solely upon a review of Section 16(a) reports furnished to the Company for the fiscal year ended June 30, 2001 and representations from certain Reporting Persons that no other reports were required, the Company believes that all the Reporting Persons complied with all applicable filing requirements for the fiscal year ended June 30, 2001, except that Richard C. Perry filed four late reports on Form 4.

                            ANNUAL REPORT/FORM 10-K

     The Company's 2001 Annual Report to its stockholders is a reproduction of its Annual Report on Form 10-K for the fiscal year ended June 30, 2001 filed with the SEC, excluding the filed exhibits listed on the Index to Exhibits, and is being mailed to all stockholders concurrently with this information statement. Copies of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 (without exhibits) as filed with the SEC may be obtained by writing to IOS BRANDS Corporation, 3113 Woodcreek Drive, Dowers Grove, Illinois 60515, Attention: Secretary.

       PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Company has appointed KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2002. KMPG LLP served as the Company's independent auditors for the fiscal year ended June 30, 2001 and provided services to the Company with respect to that fiscal year that included, but were not limited to, consultations on various tax and accounting matters. Representatives of KPMG LLP are expected to be present at the Meeting to respond to appropriate questions and to make such statements as they may desire.

     In the event the Company's stockholders do not ratify the appointment of KPMG LLP as the Company's independent auditors for fiscal year 2002, such appointment will be reconsidered by the Audit Review Committee and the Board of Directors.

AUDIT FEES

     KPMG LLP has billed us, or will bill us, $487,064, in the aggregate, for professional services rendered by them for the audit of our annual financial statements for the fiscal year ended June 30, 2001 and the reviews of the interim financial statements included in our Forms 10-Q filed during that fiscal year.

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FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     KPMG LLP did not render any services related to financial information systems design and implementation for the fiscal year ended June 30, 2001.

ALL OTHER FEES

     KPMG LLP has billed us, or will bill us, $23,985, in the aggregate, for services rendered by them for all services other than those covered above under "Audit Fees".

                         AUDIT REVIEW COMMITTEE REPORT

     The Board of Directors has adopted a written Audit Review Committee Charter, a copy of which is included as Appendix A to this information statement. William J. Vernon, Habib Y. Gorgi and Richard C. Perry are members of the Audit Review Committee. Mr. Vernon is not independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers ("NASD") listing standards because he is the Managing Director and the Chief Financial Officer of Perry Capital LLC and Perry Corp. entities that are related to Perry Acquisition Partners. Mr. Gorgi may not be "independent" as defined in those listing standards because he receives a portion of the Annual Fee disbursed pursuant to the Management Consulting Services Agreement described under the caption "Transactions with Management and Others". Mr. Perry is not "independent" as defined under the NASD listing standards as he has a controlling interest in Perry Investors, the general partner of Perry Acquisition Partners, which is a beneficial owner of Common Stock. While Messrs. Vernon, Gorgi and Perry are not "independent" as defined in the NASD listing standards, the Board of Directors has determined that their participation on the Audit Review Committee is in the best interests of the Company and its shareholders due to their understanding of the affairs of the Company and related financial and management expertise.

     The Audit Review Committee has reviewed and discussed with the Company's management and KPMG LLP, the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001. The Audit Review Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards ("SAS") No. 61 (Codification of Statements on Auditing Standards, Communications with Audit Committees).

     The Audit Review Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with KPMG LLP their independence. The Audit Review Committee has also considered whether the provision of information technology services and other non-audit services to the Company by KPMG is compatible with maintaining their independence.

     Based on the review and discussions referred to above, the Audit Review Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

                         Submitted by:

                         William J. Vernon, Audit Review Committee Chairman Habib Y. Gorgi, Audit Review Committee Member Richard C. Perry, Audit Review Committee Member

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Stockholder proposals as well as proposed stockholder nominations for the election of directors at the 2002 Annual Meeting of Stockholders of the Company (the "2002 Meeting") must each comply with advance notice procedures set forth in the Company's Bylaws in order to be brought properly before the 2002

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Meeting. In general, written notice of a stockholder proposal or a director nomination must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of the annual meeting. With regard to the 2002 Meeting, expected to be held on or about November 12, 2002, the written notice must be received by the Secretary of the Company, 3113 Woodcreek Drive, Illinois 60515, between August 14, 2002 and September 13, 2002, inclusive. If the Company does not receive such notice between such dates, the notice will be considered untimely.

     In addition to timing requirements, the advance notice provisions of the Bylaws contain informational content requirements that also must be met. A copy of the Bylaws may be obtained by writing to the Secretary of the Company at the address above.

                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented at the Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Jon R. Burney
                                          Jon R. Burney
                                          Secretary

Downers Grove, Illinois
October 12, 2001

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                                   APPENDIX A
             IOS BRANDS CORPORATION AUDIT REVIEW COMMITTEE CHARTER

AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors.

     - Provide an avenue of communication among the independent auditors, management and the Board.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

     While the Committee has the powers and responsibilities set forth in this Charter and the Company's Bylaws, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the independent auditor. Likewise, it is not the responsibility of the Committee to conduct investigations, to resolve disputes, if any, between management and the independent auditor or to assure compliance with laws or the Company's corporate compliance program or code of ethics.

AUDIT COMMITTEE COMPOSITION AND MEETINGS

     REQUIREMENTS. The Committee will consist of at least three Board members. Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or must become able to do so with a reasonable period of time after appointment to the Committee.

     At least one member of the Committee must have had past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in that individual's financial sophistication. Such experience may include being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     APPOINTMENT. Committee members shall be appointed by the Board. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. If an audit committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

     MEETINGS. The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chairman, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, will be responsible for calling meetings of the Committee, preparing or approving an agenda in advance of each meeting and supervising the conduct of each meeting.

     The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet privately in executive sessions at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chairman, will

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communicate with management and the independent auditors quarterly to review the
Company's financial statements and significant findings based upon the auditors limited review procedures.

AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     REVIEW PROCEDURES

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have this Charter published at least every three years in accordance with the Securities and Exchange Commission's regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     3. Review with the senior internal accounting officer and appropriate members of his or her staff the plans for and the scope of their ongoing accounting and auditing activities.

     4. Review with the senior internal accounting officer and appropriate members of his or her staff the annual report of auditing and accounting activities and examinations and results thereof.

     5. Review with the independent auditors, the senior internal accounting officer and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs the integrity and adequacy of the Company's financial reporting processes and controls, the Company's financial, auditing and accounting organizations and personnel and the Company's policies and compliance procedures with respect to business practices. This review should include discussions regarding significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

     6. Review with the senior internal accounting officer and the appropriate members of the staff of the internal auditing department recommendations made by the independent auditors and the senior internal accounting officer, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee. This review should include discussions regarding significant findings prepared by the independent auditors and management's responses to those findings.

     7. Review, to the extent necessary, with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 (see Independent Auditors-Item 5). The Chairman of the Committee may represent the entire Audit Committee for purposes of this review.

     8. Review related party transactions.

     INDEPENDENT AUDITORS

     1. The independent auditors are ultimately accountable to the Committee and the Board. The Committee shall review the independence and performance of the auditors and annually recommend to the Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant. Alternatively, the Committee and the Board may nominate the independent auditor to be proposed for shareholder approval in any proxy statement.

     2. The Committee shall approve the fees and other significant compensation to be paid to the independent auditors.

     3. In connection with recommending the firm to be retained as the Company's independent auditors, and on an annual basis thereafter, review the information provided by management and the independent auditors relating to the independence of such firm, including, among other things, information related to the non-audit services provided and expected to be provided by the independent auditors.

     4. The Committee is responsible for (1) ensuring that the independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1, (2) actively engaging in dialogue with the independent auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditor and (3) taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditor.

     5. Review with the independent auditors their audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.

     6. Discuss with the independent auditors the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     7. Prior to releasing the year-end earnings, review with the independent auditors the report of their annual audit, or proposed report of their annual audit, the accompanying management letter, if any, the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and the reports of the results of such other examinations outside of the course of the independent auditors' normal audit procedures that the independent auditors may from time to time undertake.

     8. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     OTHER AUDIT COMMITTEE RESPONSIBILITIES

     1. On at least an annual basis, review with the Company's legal counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     2. Obtain assurance from the independent auditor that Section 10A of the Securities Exchange Act has not been implicated.

     3. Review such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

     4. Annually prepare, with the assistance of management, the independent auditor and outside legal counsel, a report for inclusion in the Company's proxy or information statement relating to the annual meeting of security holders at which directors are to be elected that complies with the requirements of the federal securities laws.

     5. Perform any other activity, consistent with this Charter, the Company's Bylaws, and governing law, that the Committee or the Board deems necessary or appropriate.

     6. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

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